Significant accounting judgments, estimates and assumptions	12 Months Ended
Dec. 31, 2021
Significant Accounting Judgments Estimates And Assumptions
Significant accounting judgments, estimates and assumptions

5. Significant accounting judgments, estimates and assumptions

Use of estimates and judgments

The preparation of financial statements requires judgments, estimates, and assumptions from management that affect the application of accounting policies, and reported amounts of assets, liabilities, revenues, and expenses. Actual results may diverge from these estimates; and estimates and assumptions are reviewed continuously. Revisions to the estimates are recognized prospectively.

a) Credit losses on financial instruments

The Group recognizes a loss allowance for expected credit losses on credit cards and loans receivables that represents management’s best estimate of allowance as of each reporting date.

Management performs an analysis of the credit card and loan amounts to determine if credit losses have occurred and to assess the adequacy of the allowance based on historical and current trends as well as other factors affecting credit losses.

Key areas of judgment

The critical judgments made by management in applying the expected credit losses allowance methodology are:

a)	Definition of default;
b)	Forward-looking information used to the projection of macroeconomic scenarios;
c)	Probability weights of future scenarios;
d)	Definition of significant increase in credit risk and lifetime; and
e)	Look-back period, used for parameters estimation (probability of default - PD, exposure at default - EAD and loss given default - LGD).

Sensitivity analysis

On December 31, 2021, the probability weighted ECL allowance totaled US$588,215 of which US$390,679 related to credit card operations and US$197,536 to loans. The ECL allowance is sensitive to the methodology, assumptions and estimations underlying its calculation. One key assumption is the probability weights of the macroeconomic scenarios. The table below illustrates the ECL that would have arisen if management had applied a 100% weighting to each macroeconomic scenario. All scenarios presented contain the post-model adjustments of US$10,972 presented in the post-model adjustments section.

	Upside	Base case	Downside

Credit card and lending ECL	573,642	586,755	600,602

The table below discloses the forecast used in each scenario for the Brazilian ECL allowance:

	Upside	Base case	Downside

2021- Brazilian GDP growth	1.6%	0.3%	-0.9%

Post-model adjustments

Throughout most of the 2020 and 2021 years, the Brazilian Government responses to COVID-19 pandemic, including the "Emergency Aid", changed the Group's portfolio behavior, reducing delinquency and improving other risk indicators. The Group's management believed this to be a temporary effect and concluded it was necessary to add a post-model adjustment on its ECL methodology.

The post-model adjustment continues to be applied, but at a lower level when compared with December 31, 2020.The COVID-19 impacts that motivated the post-model adjustment can be seen in detail in notes 13 (f) and 14 (f), which describes the pandemic impacts in both credit card and lending portfolios.

	Modeled ECL	Post-model Adjustments	Total ECL

Credit card	381,636	9,043	390,679
Personal loan	195,607	1,929	197,536
Total	577,243	10,972	588,215

As of December 31, 2021, post-model adjustments amounted to US$10,972.

b) Share-based payments

The Group measures the costs of transactions with employees eligible to share-based remuneration based on the fair value of the ordinary share on the grant date. Following the IPO, the fair value is determined based on the publicly traded price. Prior to the IPO, estimating the fair value of share-based payment transactions required determining the most appropriate valuation model to the ordinary share, options and other awards issued linked to the ordinary shares, which depended on the terms and conditions of each grant. The valuation of the ordinary shares considered one or a combination of a discounted cash flow model ("CFM") and a reverse option pricing model ("OPM") and was based substantially on the previous preferred share price transactions. The estimate of the share-based payment cost also requires determining other significant inputs to the models to value the SOPs, RSUs and Awards, including the expected term, volatility and dividend yield for the Black-Scholes model applied to the SOPs, achievement of the market conditions to the Awards, and discount rates.

Key areas of judgment

Before the IPO date, the fair values of the SOPs, RSUs and Awards took into account, among other things, contract terms and observable market data, which included a number of factors and judgments from management, as disclosed in note 10. In exercising this judgment, a variety of tools were used including proxy observable data, historical data, and extrapolation techniques. Extrapolation techniques consider behavioral characteristics of equity markets that had been observed over time, and for which there was a strong case to support an expectation of a continuing trend in the future. Estimates were calibrated to observable market prices when they become available.

The Group believes its valuation methods are appropriate and consistent with other market participants. Nevertheless, the use of different valuation methods or assumptions, including imprecision in estimating unobservable market inputs, to determine the fair value of the SOPs, RSUs and Awards could result in different estimates of fair value.

c) Goodwill impairment analysis

For the purposes of impairment testing, the investment activities were the cash-generating unit ("CGU") in which Easynvest’s goodwill was allocated. For the year ended on December 31, 2021, no adjustment to the recoverable amount for the goodwill was recorded on the financial statements because the recoverable amounts of this CGU were determined to be higher than its carrying amount.

The recoverable amounts for the CGU have been calculated based on their value in use, determined by discounting the future cash flows expected to be generated from the continuing use of the CGUs’ assets and their ultimate disposal.

Key areas of judgment

The key assumptions used in the calculation of value in use were as follows. The values assigned to the key assumptions represent management’s assessment of future trends in the relevant sector and have been based on historical data from both external and internal sources.

●	Discount rate: 14%
●	Terminal value growth rate: 3.35%
●	Budgeted average growth rate for the next five year for undiscounted gross profit of 213% and total operating expenses of 144%

The discount rate used was the cost of equity for business in Brazil as defined by management. Five years of cash flow projections were included in the discounted cash flow model. A long-term growth rate was used to extrapolate the cash flows beyond the five-year period. The growth rate into perpetuity has been determined as the currently expected long term inflation rate for Brazil.

Budgeted profit before taxes, depreciation and amortization was based on expectations of future outcomes considering past experience, adjusted for the anticipated revenue growth. Revenue growth was projected considering the average growth levels experienced over the past five years and the estimated growth for the next five years.

The key assumptions described above may change as economic and market conditions change. The Group estimates that reasonably possible changes in these assumptions would not cause the recoverable amount of the CGU to decline below the carrying amount.

d) Provision for lawsuits and administrative proceedings

The Group and its subsidiaries are parties to lawsuits and administrative proceedings. Provisions are recognized for all cases representing reasonably estimated probable losses. The assessment of the likelihood of loss considers available evidence, the hierarchy of laws, former court decisions, and their legal significance, as well as the legal counsel’s opinion.

The provision mainly represents management’s best estimate of the Group’s future liability in respect of civil and labor complaints. Significant judgment by management is required in determining appropriate assumptions, which include the level of complaints expected to be received, of those, the number that will be upheld, and redressed (reflecting legal and regulatory responsibilities, including the determination of liability and the effect of the time bar). The complexity of such matters often requires the input of specialist professional advice in making assessments to produce estimates.

The amount that is recognized as a provision can also be susceptible to the assumptions made in calculating it. This gives rise to a broad range of potential outcomes that require judgment in determining an appropriate provision level. The Group believes its valuation methods of contingent liabilities are appropriate and consistent through the periods. Management believes that, due to the current quantity of claims and the total amount involved, if different assumptions were used no material impact on the provision would occur.

e) Fair value of financial instruments

The fair value of financial instruments, that can include derivatives that are not traded in active markets and convertible embedded derivatives, is calculated by the Group by using valuation techniques based on assumptions that consider market information and conditions.

The degree of management judgment involved in determining the fair value of a financial instrument is dependent upon the availability of quoted prices in active markets or observable market parameters. When quoted prices and observable data in active markets are not fully available, management judgment is necessary to estimate fair value.

Changes in market conditions, such as reduced liquidity in the capital markets or changes in secondary market activities, may reduce the availability and reliability of quoted prices or observable data used to determine fair value. Management’s significant judgment may be required to determine whether certain financial instruments measured at fair value are classified as Level 2 or Level 3. For this determination, the Group considers all available information that market participants use to measure the fair value of the financial instrument, including observable market data, indications of market liquidity and orderliness, and the understanding of the valuation techniques and significant inputs used.

Based upon the specific facts and circumstances of each instrument or instrument category, judgments are made regarding the significance of the Level 3 inputs to the instruments’ fair value measurement in its entirety. If Level 3 inputs are considered significant, the instrument is classified as Level 3. The process for determining fair value using unobservable inputs is generally more subjective and involves a high degree of management judgment and assumptions.

More information about the significant unobservable inputs and other information are disclosed in note 25.